UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2014

REMARK MEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33720	33-1135689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3930 Howard Hughes Parkway, Suite 400, Las Vegas, Nevada		89169
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (702) 701-9514

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 17, 2014, Remark Media, Inc. (the “Company” or “Remark”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Discover Growth Fund, a Cayman Islands exempted mutual fund (the “Fund” or “Discover”).  Pursuant to the Purchase Agreement, the Company agreed to issue and sell to Discover 250 shares of a new class of Series A Preferred Stock of the Company (the “Series A Preferred Stock”), convertible into shares of the Company’s common stock (the “Common Stock”) at a fixed conversion price of $6.50 per share (the “Conversion Price”), for a total purchase price of $2,500,000.00, subject to the satisfaction of certain closing conditions.  These closing conditions include conditions customary for transactions of this type as well as (i) approval by the Company’s stockholders of the Purchase Agreement in accordance with the requirements of NASDAQ Listing Rule 5635(d) and (ii) the staff of the Securities and Exchange Commission (the “SEC”) indicating that it is willing to declare effective a registration statement registering the shares of Common Stock issuable under the terms of the Series A Preferred Stock.  The Purchase Agreement will terminate automatically if the closing has not occurred on or before February 15, 2015.  Series A Preferred Stock purchased by Discover will be non-transferable.

The terms of the Series A Preferred Stock are set forth in a Certificate of Designations in the form attached as an exhibit to the Purchase Agreement (the “Certificate of Designations”), to be filed with the Secretary of State of the State of Delaware prior to the closing.  A summary of the material terms of the Series A Preferred Stock is set forth below.

Designation and Ranking.  The Company has designated 1,000 shares of Series A Preferred Stock.  The Series A Preferred Stock will rank (i) senior with respect to dividends to the Common Stock, (ii) pari passu with respect to rights upon liquidation with the Common Stock and (iii) junior to all existing and future indebtedness.

Voting.  The Series A Preferred Stock will not have any voting rights, including with respect to the election of directors, except as required by law; provided, however, the Company will not, without the affirmative approval of the holders of a majority of the shares of the Series A Preferred Stock then outstanding (voting separately as one class), (i) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock or alter or amend the Certificate of Designations, (ii) authorize or create any class of stock ranking as to distribution of dividends senior to the Series A Preferred Stock, (iii) amend its certificate of incorporation or other charter documents in breach of any of the provisions hereof, (iv) increase the authorized number of shares of Series A Preferred Stock or (v) enter into any agreement with respect to the foregoing.

Dividends.  From the date of issuance, each share of Series A Preferred Stock will accrue dividends at a rate of 8.0% per annum (the “Dividend Rate”), subject to adjustment as discussed below, on its face value of $10,000 (the “Face Value”), payable upon conversion or redemption of such share and when, as and if otherwise declared by the Company’s Board of Directors.  Dividends and any Embedded Derivative Liability (as defined below) are payable, at the Company’s sole and absolute discretion, either in cash or in shares of Common Stock valued at 80.0% of the applicable market price less $0.05 per share.  The applicable market price of the Common Stock for purposes of the foregoing is (i) the volume weighted average price of the Common Stock for the period commencing 30 days before the conversion or redemption of the Series A Preferred Stock or other applicable event and ending 90 days after the later of such date and the holder’s receipt of all applicable shares of Common Stock from such conversion, redemption or payment, not to exceed (ii) the average of the individual daily volume weighted average prices of the Common Stock for any five trading days during such period, selected by the holder in its sole and absolute discretion.

Liquidation Rights.  Upon the Company’s liquidation, dissolution or winding up, holders of Series A Preferred Stock will be entitled to payment of the Face Value plus any accrued but unpaid dividends with respect to such shares.

Company Redemption for Cash.  The Company will have the right, in its sole and absolute discretion, to redeem for cash all or any portion of the shares of Series A Preferred Stock then outstanding by paying the holder the following with respect to such shares: (i) if the redemption takes place on or after the five-year anniversary of issuance (the “Dividend Maturity Date”), the Face Value plus any accrued but unpaid dividends; (ii) if the redemption takes place prior to the Dividend Maturity Date, at an early redemption price equal to the Face Value plus any Embedded Derivative Liability minus any dividends paid; or (iii) if the price of the Common Stock falls below $4.00 and the redemption is made within 10 days thereafter, 150% of the Face Value.  The “Embedded Derivative Liability” for each share of Series A Preferred Stock means the Face Value multiplied by the product of (i) the applicable Dividend Rate and (ii) the number of whole years between the issuance date and the Dividend Maturity Date, i.e. five years.

Credit Risk Adjustment. The Dividend Rate will adjust upward by an amount equal to a defined credit spread adjustment of 98.45 basis points for each amount, if any, equal to an adjustment factor of $0.20 that a measuring metric, the applicable market price of the Common Stock, falls below a minimum triggering level of $5.50 per share of Common Stock.  The Dividend Rate will permanently adjust downward by an amount equal to a rate decrease adjustment of 3.0% for each amount, if any, equal to a rate factor of $1.00 that the measuring metric rises above a maximum triggering level of $8.50 per share of Common Stock for at least 30 consecutive trading days, but will not go below zero.  The applicable market price of the Common Stock for purposes of the foregoing is determined in the same manner as set forth in the Dividends section above.

Conversion into Common Stock.  Each share of Series A Preferred Stock will be convertible into such number of shares of Common Stock equal to the Face Value divided by the Conversion Price.  The Fund may convert its shares of Series A Preferred Stock at any time, and the Company may effect a conversion if the closing price of the Common Stock exceeds 300% of the Conversion Price for any 20 consecutive trading days, subject at all times to the Issuance Limitation (as defined below) and certain other conditions set forth in the Certificate of Designations.

Issuance Limitation.  At no time will the Company issue shares of Common Stock to a holder of Series A Preferred Stock pursuant to the Certificate of Designations (whether upon conversion of the Series A Preferred Stock or payment of dividends or any Embedded Derivative Liability in Common Stock) if the number of shares of Common Stock to be issued, when aggregated with all other shares of Common Stock then beneficially (or deemed beneficially) owned by such holder, would result in such holder owning more than 9.99% of the Common Stock then outstanding (the “Issuance Limitation”).

Under the Purchase Agreement, Discover also agreed that so long as it or any of its affiliates holds any Series A Preferred Stock or Common Stock underlying such shares, neither Discover nor any affiliate will: (i) vote any shares of Common Stock owned or controlled by it, sign or solicit any proxies, or seek to advise or influence any person with respect to any voting securities of Company; or (ii) engage or participate in any actions, plans or proposals which relate to or would result in (a) acquiring additional securities of the Company, alone or together with any other person, which would result in beneficially owning or controlling more than 9.99% of the total outstanding Common Stock or other voting securities of the Company, (b) an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving the Company or any of its subsidiaries, (c) a sale or transfer of a material amount of assets of the Company or any of its subsidiaries, (d) any change in the present board of directors or management of the Company, including any plans or proposals to change the number or term of directors or to fill any existing vacancies on the board, (e) any material change in the present capitalization or dividend policy of the Company, (f) any other material change in the Company’s business or corporate structure, (g) changes in the Company’s charter or bylaws or other actions that may impede the acquisition of control of the Company by any person, (h) a class of securities of the Company being delisted from a national securities exchange or to cease to be authorized to be quoted in an inter-dealer quotation system of a registered national securities association, (i) a class of equity securities of the Company becoming eligible for termination of registration pursuant to Section 12(g)(4) of the Securities Act of 1933, as amended (the “Securities Act”), or (j) any action, intention, plan or arrangement similar to any of those enumerated above.

Under the Purchase Agreement, Discover further agreed that so long as it or any of its affiliates holds any Series A Preferred Stock or Common Stock underlying such shares, neither Discover nor any affiliate will engage in or effect, directly or indirectly, any short sale of Common Stock, including but not limited to, through an investment in any derivative instrument having the same effect.

The Purchase Agreement also contains representations, warranties and covenants customary for transactions of this type.

In connection with the Purchase Agreement, the Company also entered into a Registration Rights Agreement with Discover (the “Registration Rights Agreement”), providing that the Company will file with the SEC a Registration Statement on Form S-1 covering the resale by Discover of (x) up to 384,616 shares of Common Stock issuable upon conversion or redemption of the Series A Preferred Stock to be sold under the Purchase Agreement and (y) up to 4,000,000 shares of Common Stock that may be issued, at the Company’s sole and absolute discretion, in payment of dividends or Embedded Derivative Liability with respect to such shares of Series A Preferred Stock, and maintain the effectiveness of such registration statement until all shares have been resold or may be resold pursuant to Rule 144 promulgated under the Securities Act without restriction.

The foregoing descriptions of the Purchase Agreement, the Certificate of Designations attached as an exhibit thereto, and the Registration Rights Agreement, are not complete and are qualified in their entirety by reference to the full text of the Purchase Agreement and the Registration Rights Agreement, which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 regarding the issuance of Series A Preferred Stock pursuant to the Purchase Agreement is incorporated into this Item 3.02 by reference.  The issuance of Series A Preferred Stock pursuant to the Purchase Agreement was made in reliance upon an exemption from the registration requirements pursuant to Section 4(a)(2) under the Securities Act, based upon representations made to the Company by Discover in the Purchase Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated as of November 17, 2014, by and between Remark Media, Inc. and Discover Growth Fund.

10.2	Registration Rights Agreement, dated as of November 17, 2014, by and between Remark Media, Inc. and Discover Growth Fund.

Additional Information

The Purchase Agreement will be submitted to stockholders of the Company for their consideration. Stockholders are urged to read the related proxy statement when it becomes available.  Stockholders will be able to obtain a free copy of the proxy statement and other filings containing information about the Company, without charge, at the SEC’s website at www.sec.gov.  You will also be able to obtain these documents, free of charge, by accessing the Company’s website at www.remarkmedia.com.  Copies of the proxy statement and other filings with the SEC that will be incorporated by reference in the proxy statement can also be obtained, without charge, by directing a request to the Company’s Corporate Secretary at 3930 Howard Hughes Parkway, Suite 400, Las Vegas, Nevada 89169.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from the Company’s stockholders in respect of the matters set forth in the proxy statement.  Information regarding the Company’s directors and executive officers is available in the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2014, as amended on April 7, 2014.  Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement when it becomes available.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  This information may involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different than the future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors, including, without limitation, the risks outlined under “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2014, as amended on April 7, 2014.  In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained herein will in fact be accurate.  Further, the Company does not undertake any obligation to publicly update any forward-looking statements.  As a result, you should not place undue reliance on these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMARK MEDIA, INC.

Dated: November 17, 2014	By:	/s/ Douglas Osrow
		Name:	Douglas Osrow
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated as of November 17, 2014, by and between Remark Media, Inc. and Discover Growth Fund.

10.2	Registration Rights Agreement, dated as of November 17, 2014, by and between Remark Media, Inc. and Discover Growth Fund.